SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                              ________________

                       Date of Report:  June 26, 1996

                        ENVIRODYNE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Charter)

                Delaware         0-5485           95-2677354
           (State or Other     (Commission     (I.R.S. Employer
             Jurisdiction       File Number)   Identification No.)
            of Incorporation)

                              701 Harger Road,
                                 Suite 190
                            Oak Brook, Illinois
                  (Address of Principal Executive Offices)

                                   60521
                                 (Zip Code)
                              ________________


          ITEM 5.   OTHER EVENTS.

                    On June 26, 1996, the Board of Directors of
          Envirodyne Industries, Inc. (the "Company") adopted a stock-holder rights plan which contemplates the issuance of common stock purchase rights to the Company's common stockholders of record as of June 26, 1996, as set forth in the Rights Agreement attached hereto as Exhibit 4.1.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibits:

               4.1 Rights Agreement, dated as of June 26, 1996, be-tween Envirodyne Industries, Inc. and Harris Trust & Savings Bank, as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate.

               20.1 Press Release dated June 26, 1996.


                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereun-to duly authorized.

                                   ENVIRODYNE INDUSTRIES, INC.

                                   By:  /s/ Stephen M. Schuster
                                        Name:  Stephen M. Schuster
                                        Title:  Vice President

          Date:  June 27, 1996



                                  EXHIBIT INDEX

           Exhibit       Description

              4.1        Rights Agreement, dated as of June
                         26, 1996 between Envirodyne Indus-
                         tries, Inc. and Harris Trust &
                         Savings Bank, as Rights Agent,
                         which includes as Exhibit A there-
                         to the Form of Rights Certificate.

             20.1        Press Release dated June 26, 1996.